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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 15, 2004

             SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
 STRATS(SM) TRUST FOR UNITED STATES CELLULAR CORPORATION SECURITIES,
                                SERIES 2004-6
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            (Exact Name of Registrant as Specified in Its Charter)


      Delaware                   333-111858-01            52-2316339
                                  001-32156
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(State or Other Jurisdiction    (Commission File       (I.R.S. Employer
     of Incorporation)              Number)           Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                          28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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The STRATS(SM) Trust For United States Cellular Corporation Securities, Series
2004-6, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-6 in respect of the Trust dated as of April 21, 2004.

Item 5. OTHER EVENTS

On June 15, 2004 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

United States Cellular Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on United States Cellular Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-09712. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by United States Cellular Corporation may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-6 for June 15, 2004 Scheduled Distribution Date.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Synthetic Fixed-Income Securities, Inc.


                                       By: /s/ James Whang
                                           -------------------
                                       Name:   James Whang
                                       Title:  Director


Date:  June 15, 2004



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                                 EXHIBIT INDEX


Exhibit Number       Description
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    99.1             Trustee's Distribution Statement to the STRATS(SM)
                     Certificates, Series 2004-6 for June 15, 2004
                     Scheduled Distribution Date.









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